Exhibit 10.27
GUARANTY
          THIS GUARANTY, dated March 15, 2011, is executed by the undersigned (“Guarantor”) in favor of Fox Paine & Company, LLC, a Delaware limited liability company (“Company”).
RECITALS
          A. Global Indemnity (Cayman) Limited, an exempted company formed with limited liability under the laws of the Cayman Islands (“Obligor”), Company and Global Indemnity Group, Inc. (f/k/a United America Indemnity Group, Inc.), a Delaware corporation (“GIGI”), are parties to that certain Management Agreement, dated September 5, 2003, as amended, (the “Management Agreement”).
          B. Obligor has been assigned that certain Indemnification Letter, dated September 5, 2003, with Company, Guarantor and Wind River Holdings, L.P. (f/k/a The AMC Group, L.P.) (the “Indemnification Letter,” and together with the Management Agreement, the “Contracts”). Guarantor is an affiliate of Obligor and will receive direct and indirect benefits from the performance of the Contracts.
          C. In order to ensure prompt performance of the Obligor’s obligations under the Contracts, this Guaranty is being executed by Guarantor.
          D. Concurrently with the execution of this Guaranty, each of GIGI, and Wind River Holdings is issuing a guaranty (the “GIGI Guaranty” and the “Wind River Guaranty”, respectively) in favor of the Company of the Obligor’s obligations under the Contracts.
AGREEMENT
     For good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, Guarantor hereby agrees with Company as follows:
     1. Guaranty. (a) Guarantor unconditionally guarantees and promises to pay to Company, or order, at Company’s office located at the address set forth in Section 4(a) hereof, on demand after the default by Obligor in the performance of its obligations under the Contracts, in lawful money of the United States, any and all Obligations (as hereinafter defined) consisting of payments due to Company. For purposes of this Guaranty the term “Obligations” shall mean and include all payments, liabilities and obligations, howsoever arising, owed by Obligor to Company of every kind and description (whether or not evidenced by any note, instrument or agreement and whether or not for the payment of money), direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising pursuant to the terms of the Contracts and any costs of collection hereunder, including without limitation, attorneys’ and other professionals’ fees.
          (b) This Guaranty is absolute, unconditional, continuing and irrevocable and constitutes an independent guaranty of payment and not of collectibility, and is in no way conditioned on or contingent upon any attempt to enforce in whole or in part any of Obligor’s Obligations to Company, any attempt to seek payment of the Obligor’s Obligations to Company under the GIGI Guaranty or the Wind River Guaranty, on the existence or continuance of Obligor as a legal entity, the consolidation or merger of Obligor with or into any other entity, the sale, lease or disposition by Obligor of all or substantially all of its assets to any other entity, or the bankruptcy or insolvency of Obligor, the admission by Obligor of its inability to pay its debts as they mature, or the making by Obligor of a general assignment for the benefit of, or entering into a composition or arrangement with, creditors. At its option, Company may demand payment under this

Guaranty, the Wind River Guaranty or the GIGI Guaranty, or any of them. If Obligor shall fail to pay or perform any Obligations to Company which are subject to this Guaranty as and when they are due, Guarantor shall forthwith pay to Company all such liabilities or obligations in immediately available funds. Each failure by Obligor to pay or perform any such liabilities or obligations shall give rise to a separate cause of action, and separate suits may be brought hereunder as each cause of action arises.
          (c) Company, may at any time and from time to time, without the consent of or notice to Guarantor, except such notice as may be required by applicable statute which cannot be waived, without incurring responsibility to Guarantor, and without impairing or releasing the obligations of Guarantor hereunder, (i) change the manner, place and terms of payment or change or extend the time of payment of, renew, or alter any Obligation hereby guaranteed, or in any manner modify, amend or supplement the terms of the Contracts or any documents, instruments or agreements executed in connection therewith, (ii) exercise or refrain from exercising any rights against Obligor or others (including Guarantor) or otherwise act or refrain from acting, (iii) settle or compromise any Obligations hereby guaranteed and/or any obligations and liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any obligations and liabilities which may be due to Company or others, (iv) sell, exchange, release, surrender, realize upon or otherwise deal with in any manner or in any order any property pledged or mortgaged by anyone to secure or in any manner securing the Obligations hereby guaranteed, (v) take and hold security or additional security for any or all of the obligations or liabilities covered by this Guaranty, and (vi) assign its rights and interests under this Guaranty, in whole or in part.
          (d) This is a continuing Guaranty for which Guarantor receives continuing consideration and all obligations to which it applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon and this Guaranty is therefore irrevocable without the prior written consent of Company.
     2. Representations and Warranties. Guarantor represents and warrants to Company that (a) Guarantor is a corporation duly organized, validly, existing and in good standing under the laws of its jurisdiction of incorporation or formation; (b) the execution, delivery and performance by Guarantor of this Guaranty are within the power of Guarantor and have been duly authorized by all necessary actions on the part of Guarantor; (c) this Guaranty has been duly executed and delivered by Guarantor and constitutes a legal, valid and binding obligation of Guarantor, enforceable against it in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors’ rights generally; (d) the execution, delivery and performance of this Guaranty do not (i) violate any law, rule or regulation of any governmental authority, (ii) contravene any material contractual obligation of Guarantor, or (iii) result in the creation or imposition of any material lien, charge, security interest or encumbrance upon any property, asset or revenue of Guarantor; (e) no consent, approval, order or authorization of, or registration, declaration or filing with, any governmental authority or other person (including, without limitation, the shareholders of Guarantor) is required in connection with the execution, delivery and performance of this Guaranty, except such consents, approvals, orders, authorizations, registrations, declarations and filings that are so required and which have been obtained and are in full force and effect; (f) Guarantor is not in violation of any law, rule or regulation other than those the consequences of which cannot reasonably be expected to have material adverse effect on the business, financial condition, prospects and properties of Guarantor; (g) no litigation, investigation or proceeding of any court or other governmental tribunal is pending or, to the knowledge of Guarantor, threatened against Guarantor which, if adversely determined, could have a material adverse effect on the business, financial condition, prospects and properties of Guarantor; and (h) any financial statements of Guarantor delivered to Company present fairly the financial condition of Guarantor as of the date hereof.

     3. Waivers. (a) Guarantor, to the extent permitted under applicable law, hereby waives any right to require Company to (i) proceed against Obligor or any other guarantor of Obligor’s obligations under the Contracts, (ii) proceed against or exhaust any security received from Obligor or any other guarantor of Obligor’s Obligations under the Contracts, or (iii) pursue any other right or remedy in the Company’s power whatsoever.
          (b) Guarantor further waives, to the extent permitted by applicable law, (i) any defense resulting from the absence, impairment or loss of any right of reimbursement, subrogation, contribution or other right or remedy of Guarantor against Obligor, any other guarantor of the Obligations or any security; (ii) any setoff or counterclaim of Obligor or any defense which results from any disability or other defense of Obligor or the cessation or stay of enforcement from any cause whatsoever of the liability of Obligor (including, without limitation, the lack of validity or enforceability of the Contracts); (iii) any right to exoneration of sureties which would otherwise be applicable; (iv) all presentments, demands for performance, notices of non-performance, notices delivered under the Contracts, protests, notice of dishonor, and notices of acceptance of this Guaranty and of the existence, creation or incurring of new or additional Obligations and notices of any public or private foreclosure sale; (v) the benefit of any statute of limitations; (vi) any appraisement, valuation, stay, extension, moratorium redemption or similar law or similar rights for marshalling; and (vii) any right to be informed by Company of the financial condition of Obligor or any other guarantor of the Obligations or any change therein or any other circumstances bearing upon the risk of nonpayment or nonperformance of the Obligations. Guarantor has the ability to and assumes the responsibility for keeping informed of the financial condition of Obligor and any other guarantors of the Obligations and of other circumstances affecting such nonpayment and nonperformance risks.
     4. Miscellaneous.
          (a) Notices. Except as otherwise provided herein, all notices or other communications to or upon Company or Guarantor under this Guaranty shall be by telecopy or in writing and telecopied, mailed or delivered to each party at telecopier number or its address set forth below with respect to Company and at the telecopier number or address set forth on the signature page hereof with respect to Guarantor. All such notices and communications: when sent by Federal Express or other overnight service, shall be effective on the business day following the deposit with such service; when mailed, first class postage prepaid and addressed as aforesaid in the mails, shall be effective upon receipt; when delivered by hand, shall be effective upon delivery; and when telecopied, shall be effective upon confirmation of receipt.

Company:
Attn: Saul A. Fox
Address: 3500 Alameda de las Pulgas, Suite 150
Menlo Park, California 94025
Telephone: (650) 235-2075
Telecopier: (650) 295-4066
With a copy, which shall not constitute notice, to:
Wilson Sonsini Goodrich & Rosati
Professional Corporation
Attn: Katharine A. Martin
          Bradley L. Finkelstein
Address: 650 Page Mill Road
Palo Alto, California 94304
Telephone: (650) 493-9300
Telecopier: (650) 493-6811
          (b) Nonwaiver. No failure or delay on Company’s part in exercising any right hereunder shall operate as a waiver thereof or of any other right nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right.
          (c) Amendments and Waivers. This Guaranty may not be amended or modified, nor may any of its terms be waived, except by written instruments signed by Guarantor and Company. Each waiver or consent under any provision hereof shall be effective only in the specific instances for the purpose for which given.
          (d) Assignments. This Guaranty shall be binding upon and inure to the benefit of Company and Guarantor and their respective successors and assigns; provided, however, that without the prior written consent of Company, Guarantor may not assign its rights and obligations hereunder, except by operation of law.

          (e) Cumulative Rights, etc. The rights, powers and remedies of Company under this Guaranty shall be in addition to all rights, powers and remedies given to Company by virtue of any applicable law, rule or regulation, the Contracts or any other agreement, including without limitation the GIGI Guaranty and the Wind River Guaranty, all of which rights, powers, and remedies shall be cumulative and may be exercised successively or concurrently without impairing Company’s rights hereunder.
          (f) Partial Invalidity. If at any time any provision of this Guaranty is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Guaranty nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.
          (g) Governing Law; Jurisdiction. This Guaranty shall be governed by and construed in accordance with the laws of the State of New York without regard to choice of law or conflicts of law principles that would result in the law of another jurisdiction being applied. Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with this Guaranty or the transactions contemplated hereby may be brought in any federal court located in the State of New York or any New York state court, and the undersigned hereby (1) consents and submits itself and its property to the exclusive jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding, (2) consents to and submits itself and its property to the personal jurisdiction of such courts (and of appropriate appellate courts therefrom) in any such suit, action or proceeding, and (3) irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on the undersigned anywhere in the world, whether within or without the jurisdiction of any such court. Any such process or summons in connection with any such suit, action or proceeding may be served by mailing a copy thereof by certified or registered mail, or any substantially similar form of mail, addressed to Guarantor as provided for notices hereunder.
          (h) Jury Trial. EACH OF GUARANTOR AND COMPANY, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY AS TO ANY ISSUE RELATING HERETO IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS GUARANTY.
     IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be executed as of the day and year first above written.

UNITED AMERICA INDEMNITY, LTD.

By:	/s/ Larry A. Frakes

Name: Larry A. Frakes
Title: Director
	Address:	Walker House, 87 Mary Street George Town, Grand Cayman KY1-9002, Cayman Islands
Attn: Larry A. Frakes Telephone: +1 345 949 0100 Telecopier: +1 345 949 7886

GUARANTY
          THIS GUARANTY, dated March 15, 2011, is executed by the undersigned (“Guarantor”) in favor of Fox Paine & Company, LLC, a Delaware limited liability company (“Company”).
RECITALS
          A. Global Indemnity (Cayman) Limited, an exempted company formed with limited liability under the laws of the Cayman Islands (“Obligor”), Company and United America Indemnity, Ltd. (f/k/a Vigilant International Ltd.), an exempted company formed with limited liability under the laws of the Cayman Islands (“UAIL”), are parties to that certain Management Agreement, dated September 5, 2003, as amended, (the “Management Agreement”).
          B. Obligor has been assigned that certain Indemnification Letter, dated September 5, 2003, with Company, UAIL and Wind River Holdings, L.P. (f/k/a The AMC Group, L.P.) (the “Indemnification Letter,” and together with the Management Agreement, the “Contracts”). Guarantor is an affiliate of Obligor and will receive direct and indirect benefits from the performance of the Contracts.
          C. In order to ensure prompt performance of the Obligor’s obligations under the Contracts, this Guaranty is being executed by Guarantor.
          D. Concurrently with the execution of this Guaranty, each of Global Indemnity Group, Inc., a Delaware corporation, and UAIL is issuing a guaranty (the “GIGI Guaranty” and the “UAIL Guaranty”, respectively) in favor of the Company of the Obligor’s obligations under the Contracts.
AGREEMENT
     For good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, Guarantor hereby agrees with Company as follows:
     1. Guaranty. (a) Guarantor unconditionally guarantees and promises to pay to Company, or order, at Company’s office located at the address set forth in Section 4(a) hereof, on demand after the default by Obligor in the performance of its obligations under the Contracts, in lawful money of the United States, any and all Obligations (as hereinafter defined) consisting of payments due to Company. For purposes of this Guaranty the term “Obligations” shall mean and include all payments, liabilities and obligations, howsoever arising, owed by Obligor to Company of every kind and description (whether or not evidenced by any note, instrument or agreement and whether or not for the payment of money), direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising pursuant to the terms of the Contracts and any costs of collection hereunder, including without limitation, attorneys’ and other professionals’ fees.
          (b) This Guaranty is absolute, unconditional, continuing and irrevocable and constitutes an independent guaranty of payment and not of collectibility, and is in no way conditioned on or contingent upon any attempt to enforce in whole or in part any of Obligor’s Obligations to Company, any attempt to seek payment of the Obligor’s Obligations to Company under the GIGI Guaranty or the UAIL Guaranty, on the existence or continuance of Obligor as a legal entity, the consolidation or merger of Obligor with or into any other entity, the sale, lease or disposition by Obligor of all or substantially all of its assets to any other entity, or the bankruptcy or insolvency of Obligor, the admission by Obligor of its inability to pay its debts as they mature, or the making by Obligor of a general assignment for the benefit of, or entering into a composition or arrangement with, creditors. At its option, Company may demand payment under this Guaranty, the UAIL Guaranty or the GIGI Guaranty, or any of them. If Obligor shall fail to pay or perform any Obligations to Company which are subject to this Guaranty as and when they are due, Guarantor shall forthwith pay to Company all such liabilities or obligations in immediately available funds. Each failure by Obligor to pay or perform any such liabilities or obligations shall give rise to a separate cause of action, and separate suits may be brought hereunder as each cause of action arises.
          (c) Company, may at any time and from time to time, without the consent of or notice to Guarantor, except such notice as may be required by applicable statute which cannot be waived, without incurring responsibility to Guarantor, and without impairing or releasing the obligations of Guarantor hereunder, (i) change the manner, place and terms of payment or change or extend the time of payment of, renew, or alter any Obligation hereby guaranteed, or in any manner modify, amend or supplement the terms of the Contracts or any documents, instruments or agreements executed in connection therewith, (ii) exercise or refrain from exercising any rights against Obligor or others (including Guarantor) or otherwise act or refrain from acting, (iii) settle or compromise any Obligations hereby guaranteed and/or any obligations and liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any obligations and liabilities which may be due to Company or others, (iv) sell, exchange, release, surrender, realize upon or otherwise deal with in any manner or in any order any property pledged or mortgaged by anyone to secure or in any manner securing the Obligations hereby guaranteed, (v) take and hold security or additional security for any or all of the obligations or liabilities covered by this Guaranty, and (vi) assign its rights and interests under this Guaranty, in whole or in part.
          (d) This is a continuing Guaranty for which Guarantor receives continuing consideration and all obligations to which it applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon and this Guaranty is therefore irrevocable without the prior written consent of Company.
     2. Representations and Warranties. Guarantor represents and warrants to Company that (a) Guarantor is a corporation duly organized, validly, existing and in good standing under the laws of its jurisdiction of incorporation or formation; (b) the execution, delivery and performance by Guarantor of this Guaranty are within the power of Guarantor and have been duly authorized by all necessary actions on the part of Guarantor; (c) this Guaranty has been duly executed and delivered by Guarantor and constitutes a legal, valid and binding obligation of Guarantor, enforceable against it in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors’ rights generally; (d) the execution, delivery and performance of this Guaranty do not (i) violate any law, rule or regulation of any governmental authority, (ii) contravene any material contractual obligation of Guarantor, or (iii) result in the creation or imposition of any material lien, charge, security interest or encumbrance upon any property, asset or revenue of Guarantor; (e) no consent, approval, order or authorization of, or registration, declaration or filing with, any governmental authority or other person (including, without limitation, the shareholders of Guarantor) is required in connection with the execution, delivery and performance of this Guaranty, except such consents, approvals, orders, authorizations, registrations, declarations and filings that are so required and which have been obtained and are in full force and effect; (f) Guarantor is not in violation of any law, rule or regulation other than those the consequences of which cannot reasonably be expected to have material adverse effect on the business, financial condition, prospects and properties of Guarantor; (g) no litigation, investigation or proceeding of any court or other governmental tribunal is pending or, to the knowledge of Guarantor, threatened against Guarantor which, if adversely determined, could have a material adverse effect on the business, financial condition, prospects and properties of Guarantor; and (h) any financial statements of Guarantor delivered to Company present fairly the financial condition of Guarantor as of the date hereof.
     3. Waivers. (a) Guarantor, to the extent permitted under applicable law, hereby waives any right to require Company to (i) proceed against Obligor or any other guarantor of Obligor’s obligations under the Contracts, (ii) proceed against or exhaust any security received from Obligor or any other guarantor of Obligor’s Obligations under the Contracts, or (iii) pursue any other right or remedy in the Company’s power whatsoever.
          (b) Guarantor further waives, to the extent permitted by applicable law, (i) any defense resulting from the absence, impairment or loss of any right of reimbursement, subrogation, contribution or other right or remedy of Guarantor against Obligor, any other guarantor of the Obligations or any security; (ii) any setoff or counterclaim of Obligor or any defense which results from any disability or other defense of Obligor or the cessation or stay of enforcement from any cause whatsoever of the liability of Obligor (including, without limitation, the lack of validity or enforceability of the Contracts); (iii) any right to exoneration of sureties which would otherwise be applicable; (iv) all presentments, demands for performance, notices of non-performance, notices delivered under the Contracts, protests, notice of dishonor, and notices of acceptance of this Guaranty and of the existence, creation or incurring of new or additional Obligations and notices of any public or private foreclosure sale; (v) the benefit of any statute of limitations; (vi) any appraisement, valuation, stay, extension, moratorium redemption or similar law or similar rights for marshalling; and (vii) any right to be informed by Company of the financial condition of Obligor or any other guarantor of the Obligations or any change therein or any other circumstances bearing upon the risk of nonpayment or nonperformance of the Obligations. Guarantor has the ability to and assumes the responsibility for keeping informed of the financial condition of Obligor and any other guarantors of the Obligations and of other circumstances affecting such nonpayment and nonperformance risks.
     4. Miscellaneous.
          (a) Notices. Except as otherwise provided herein, all notices or other communications to or upon Company or Guarantor under this Guaranty shall be by telecopy or in writing and telecopied, mailed or delivered to each party at telecopier number or its address set forth below with respect to Company and at the telecopier number or address set forth on the signature page hereof with respect to Guarantor. All such notices and communications: when sent by Federal Express or other overnight service, shall be effective on the business day following the deposit with such service; when mailed, first class postage prepaid and addressed as aforesaid in the mails, shall be effective upon receipt; when delivered by hand, shall be effective upon delivery; and when telecopied, shall be effective upon confirmation of receipt.

Company:
Attn: Saul A. Fox
Address: 3500 Alameda de las Pulgas, Suite 150
Menlo Park, California 94025
Telephone: (650) 235-2075
Telecopier: (650) 295-4066
With a copy, which shall not constitute notice, to:
Wilson Sonsini Goodrich & Rosati
Professional Corporation
Attn: Katharine A. Martin
          Bradley L. Finkelstein
Address: 650 Page Mill Road
Palo Alto, California 94304
Telephone: (650) 493-9300
Telecopier: (650) 493-6811
          (b) Nonwaiver. No failure or delay on Company’s part in exercising any right hereunder shall operate as a waiver thereof or of any other right nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right.
          (c) Amendments and Waivers. This Guaranty may not be amended or modified, nor may any of its terms be waived, except by written instruments signed by Guarantor and Company. Each waiver or consent under any provision hereof shall be effective only in the specific instances for the purpose for which given.
          (d) Assignments. This Guaranty shall be binding upon and inure to the benefit of Company and Guarantor and their respective successors and assigns; provided, however, that without the prior written consent of Company, Guarantor may not assign its rights and obligations hereunder, except by operation of law.

          (e) Cumulative Rights, etc. The rights, powers and remedies of Company under this Guaranty shall be in addition to all rights, powers and remedies given to Company by virtue of any applicable law, rule or regulation, the Contracts or any other agreement, including without limitation the GIGI Guaranty and the UAIL Guaranty, all of which rights, powers, and remedies shall be cumulative and may be exercised successively or concurrently without impairing Company’s rights hereunder.
          (f) Partial Invalidity. If at any time any provision of this Guaranty is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Guaranty nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.
          (g) Governing Law; Jurisdiction. This Guaranty shall be governed by and construed in accordance with the laws of the State of New York without regard to choice of law or conflicts of law principles that would result in the law of another jurisdiction being applied. Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with this Guaranty or the transactions contemplated hereby may be brought in any federal court located in the State of New York or any New York state court, and the undersigned hereby (1) consents and submits itself and its property to the exclusive jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding, (2) consents to and submits itself and its property to the personal jurisdiction of such courts (and of appropriate appellate courts therefrom) in any such suit, action or proceeding, and (3) irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on the undersigned anywhere in the world, whether within or without the jurisdiction of any such court. Any such process or summons in connection with any such suit, action or proceeding may be served by mailing a copy thereof by certified or registered mail, or any substantially similar form of mail, addressed to Guarantor as provided for notices hereunder.
          (h) Jury Trial. EACH OF GUARANTOR AND COMPANY, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY AS TO ANY ISSUE RELATING HERETO IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS GUARANTY.
     IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be executed as of the day and year first above written.

WIND RIVER REINSURANCE COMPANY, LTD.

By:	/s/ Troy W. Santora

Name: Troy W. Santora
Title: President
	Address:	Purvis House, Victoria Place 29 Victoria Street, PO Box HM 716 Hamilton HM CX, Bermuda
Attn: Troy W. Santora Telephone: 441-292-6400 Telecopier: 441-296-9580

GUARANTY
          THIS GUARANTY, dated March 15, 2011, is executed by the undersigned (“Guarantor”) in favor of Fox Paine & Company, LLC, a Delaware limited liability company (“Company”).
RECITALS
          A. Global Indemnity (Cayman) Limited, an exempted company formed with limited liability under the laws of the Cayman Islands (“Obligor”), Company and United America Indemnity, Ltd. (f/k/a Vigilant International Ltd.), an exempted company formed with limited liability under the laws of the Cayman Islands (“UAIL”), are parties to that certain Management Agreement, dated September 5, 2003, as amended (the “Management Agreement”).
          B. Obligor has been assigned, by an assignment dated March 15, 2011, that certain Indemnification Letter, dated September 5, 2003, with Company, UAIL and Wind River Holdings, L.P. (f/k/a The AMC Group, L.P.) (as assigned, the “Indemnification Letter,” and together with the Management Agreement, the “Contracts”). Guarantor is an affiliate of Obligor and will receive direct and indirect benefits from the performance of the Contracts.
          C. In order to ensure prompt performance of the Obligor’s obligations under the Contracts, this Guaranty is being executed by Guarantor.
          D. Concurrently with the execution of this Guaranty, each of Wind River Reinsurance Company, Ltd., a Bermuda corporation, and UAIL is issuing a guaranty (the “Wind River Guaranty” and the “UAIL Guaranty”, respectively) in favor of the Company of the Obligor’s obligations under the Contracts.
AGREEMENT
     For good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, Guarantor hereby agrees with Company as follows:
     1. Guaranty. (a) Guarantor unconditionally guarantees and promises to pay to Company, or order, at Company’s office located at the address set forth in Section 4(a) hereof, on demand after the default by Obligor in the performance of its obligations under the Contracts, in lawful money of the United States, any and all Obligations (as hereinafter defined) consisting of payments due to Company. For purposes of this Guaranty the term “Obligations” shall mean and include all payments, liabilities and obligations, howsoever arising, owed by Obligor to Company of every kind and description (whether or not evidenced by any note, instrument or agreement and whether or not for the payment of money), direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising pursuant to the terms of the Contracts and any costs of collection hereunder, including without limitation, attorneys’ and other professionals’ fees.
          (b) This Guaranty is absolute, unconditional, continuing and irrevocable and constitutes an independent guaranty of payment and not of collectibility, and is in no way conditioned on or contingent upon any attempt to enforce in whole or in part any of Obligor’s Obligations to Company, any attempt to seek payment of the Obligor’s Obligations to Company under the Wind River Guaranty or the UAIL Guaranty, on the existence or continuance of Obligor as a legal entity, the consolidation or merger of Obligor with or into any other entity, the sale, lease or disposition by Obligor of all or substantially all of its assets to any other entity, or the bankruptcy or insolvency of Obligor, the admission by Obligor of its inability to pay its debts as they mature, or the making by Obligor of a general assignment for the benefit of, or entering into a composition or arrangement with, creditors. At its option, Company may demand payment under this Guaranty, the UAIL Guaranty or the Wind River Guaranty, or any of them. If Obligor shall fail to pay or perform any Obligations to Company which are subject to this Guaranty as and when they are due, Guarantor shall forthwith pay to Company all such liabilities or obligations in immediately available funds. Each failure by Obligor to pay or perform any such liabilities or obligations shall give rise to a separate cause of action, and separate suits may be brought hereunder as each cause of action arises.
          (c) Company, may at any time and from time to time, without the consent of or notice to Guarantor, except such notice as may be required by applicable statute which cannot be waived, without incurring responsibility to Guarantor, and without impairing or releasing the obligations of Guarantor hereunder, (i) change the manner, place and terms of payment or change or extend the time of payment of, renew, or alter any Obligation hereby guaranteed, or in any manner modify, amend or supplement the terms of the Contracts or any documents, instruments or agreements executed in connection therewith, (ii) exercise or refrain from exercising any rights against Obligor or others (including Guarantor) or otherwise act or refrain from acting, (iii) settle or compromise any Obligations hereby guaranteed and/or any obligations and liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any obligations and liabilities which may be due to Company or others, (iv) sell, exchange, release, surrender, realize upon or otherwise deal with in any manner or in any order any property pledged or mortgaged by anyone to secure or in any manner securing the Obligations hereby guaranteed, (v) take and hold security or additional security for any or all of the obligations or liabilities covered by this Guaranty, and (vi) assign its rights and interests under this Guaranty, in whole or in part.
          (d) This is a continuing Guaranty for which Guarantor receives continuing consideration and all obligations to which it applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon and this Guaranty is therefore irrevocable without the prior written consent of Company.
     2. Representations and Warranties. Guarantor represents and warrants to Company that (a) Guarantor is a corporation duly organized, validly, existing and in good standing under the laws of its jurisdiction of incorporation or formation; (b) the execution, delivery and performance by Guarantor of this Guaranty are within the power of Guarantor and have been duly authorized by all necessary actions on the part of Guarantor; (c) this Guaranty has been duly executed and delivered by Guarantor and constitutes a legal, valid and binding obligation of Guarantor, enforceable against it in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors’ rights generally; (d) the execution, delivery and performance of this Guaranty do not (i) violate any law, rule or regulation of any governmental authority, (ii) contravene any material contractual obligation of Guarantor, or (iii) result in the creation or imposition of any material lien, charge, security interest or encumbrance upon any property, asset or revenue of Guarantor; (e) no consent, approval, order or authorization of, or registration, declaration or filing with, any governmental authority or other person (including, without limitation, the shareholders of Guarantor) is required in connection with the execution, delivery and performance of this Guaranty, except such consents, approvals, orders, authorizations, registrations, declarations and filings that are so required and which have been obtained and are in full force and effect; (f) Guarantor is not in violation of any law, rule or regulation other than those the consequences of which cannot reasonably be expected to have a material adverse effect on the business, financial condition, prospects and properties of Guarantor; (g) no litigation, investigation or proceeding of any court or other governmental tribunal is pending or, to the knowledge of Guarantor, threatened against Guarantor which, if adversely determined, could have a material adverse effect on the business, financial condition, prospects and properties of Guarantor; and (h) any financial statements of Guarantor delivered to Company present fairly the financial condition of Guarantor as of the date hereof.
     3. Waivers. (a) Guarantor, to the extent permitted under applicable law, hereby waives any right to require Company to (i) proceed against Obligor or any other guarantor of Obligor’s obligations under the Contracts, (ii) proceed against or exhaust any security received from Obligor or any other guarantor of Obligor’s Obligations under the Contracts, or (iii) pursue any other right or remedy in the Company’s power whatsoever.
          (b) Guarantor further waives, to the extent permitted by applicable law, (i) any defense resulting from the absence, impairment or loss of any right of reimbursement, subrogation, contribution or other right or remedy of Guarantor against Obligor, any other guarantor of the Obligations or any security; (ii) any setoff or counterclaim of Obligor or any defense which results from any disability or other defense of Obligor or the cessation or stay of enforcement from any cause whatsoever of the liability of Obligor (including, without limitation, the lack of validity or enforceability of the Contracts); (iii) any right to exoneration of sureties which would otherwise be applicable; (iv) all presentments, demands for performance, notices of non-performance, notices delivered under the Contracts, protests, notice of dishonor, and notices of acceptance of this Guaranty and of the existence, creation or incurring of new or additional Obligations and notices of any public or private foreclosure sale; (v) the benefit of any statute of limitations; (vi) any appraisement, valuation, stay, extension, moratorium, redemption or similar law or similar rights for marshalling; and (vii) any right to be informed by Company of the financial condition of Obligor or any other guarantor of the Obligations or any change therein or any other circumstances bearing upon the risk of nonpayment or nonperformance of the Obligations. Guarantor has the ability to and assumes the responsibility for keeping informed of the financial condition of Obligor and any other guarantors of the Obligations and of other circumstances affecting such nonpayment and nonperformance risks.
     4. Miscellaneous.
          (a) Notices. Except as otherwise provided herein, all notices or other communications to or upon Company or Guarantor under this Guaranty shall be by telecopy or in writing and telecopied, mailed or delivered to each party at telecopier number or its address set forth below with respect to Company and at the telecopier number or address set forth on the signature page hereof with respect to Guarantor. All such notices and communications: when sent by Federal Express or other overnight service, shall be effective on the business day following the deposit with such service; when mailed, first class postage prepaid and addressed as aforesaid in the mails, shall be effective upon receipt; when delivered by hand, shall be effective upon delivery; and when telecopied, shall be effective upon confirmation of receipt.

Company:
Attn: Saul A. Fox
Address: 3500 Alameda de las Pulgas, Suite 150
Menlo Park, California 94025
Telephone: (650) 235-2075
Telecopier: (650) 295-4066
With a copy, which shall not constitute notice, to:
Wilson Sonsini Goodrich & Rosati
Professional Corporation
Attn: Katharine A. Martin
      Bradley L. Finkelstein
Address: 650 Page Mill Road
Palo Alto, California 94304
Telephone: (650) 493-9300
Telecopier: (650) 493-6811
          (b) Nonwaiver. No failure or delay on Company’s part in exercising any right hereunder shall operate as a waiver thereof or of any other right nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right.
          (c) Amendments and Waivers. This Guaranty may not be amended or modified, nor may any of its terms be waived, except by written instruments signed by Guarantor and Company. Each waiver or consent under any provision hereof shall be effective only in the specific instances for the purpose for which given.
          (d) Assignments. This Guaranty shall be binding upon and inure to the benefit of Company and Guarantor and their respective successors and assigns; provided, however, that without the prior written consent of Company, Guarantor may not assign its rights and obligations hereunder, except by operation of law.

          (e) Cumulative Rights, etc. The rights, powers and remedies of Company under this Guaranty shall be in addition to all rights, powers and remedies given to Company by virtue of any applicable law, rule or regulation, the Contracts or any other agreement, including without limitation the Wind River Guaranty and the UAIL Guaranty, all of which rights, powers, and remedies shall be cumulative and may be exercised successively or concurrently without impairing Company’s rights hereunder.
          (f) Partial Invalidity. If at any time any provision of this Guaranty is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Guaranty nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.
          (g) Governing Law; Jurisdiction. This Guaranty shall be governed by and construed in accordance with the laws of the State of New York without regard to choice of law or conflicts of law principles that would result in the law of another jurisdiction being applied. Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with this Guaranty or the transactions contemplated hereby may be brought in any federal court located in the State of New York or any New York state court, and the undersigned hereby (1) consents and submits itself and its property to the exclusive jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding, (2) consents to and submits itself and its property to the personal jurisdiction of such courts (and of appropriate appellate courts therefrom) in any such suit, action or proceeding, and (3) irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on the undersigned anywhere in the world, whether within or without the jurisdiction of any such court. Any such process or summons in connection with any such suit, action or proceeding may be served by mailing a copy thereof by certified or registered mail, or any substantially similar form of mail, addressed to Guarantor as provided for notices hereunder.
          (h) Jury Trial. EACH OF GUARANTOR AND COMPANY, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY AS TO ANY ISSUE RELATING HERETO IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS GUARANTY.
     IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be executed as of the day and year first above written.

GLOBAL INDEMNITY GROUP, INC.

By:	/s/ Thomas M. McGeehan

Name: Thomas M. McGeehan
Title: Senior Vice President and CFO
Address: Three Bala Plaza East, Suite 300
Bala Cynwyd, PA 19004
Attn: Thomas M. McGeehan
Telephone: 610-664-1500
Telecopier: 610-668-3355